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                                                            EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS



           As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed registration statement (File No. 333-06821) on Form S-8.


                                                    /s/ ARTHUR ANDERSEN LLP


      Boston, Massachusetts
      March 27, 1997